Exhibit 10.4

TRA 0155-04/O
OFFICIAL TRANSLATION

REPUBLICA DEL PERU (THE REPUBLIC OF PERU)

RAFAEL TOLEDO SEGURA

ATTORNEY AT LAW AND NOTARY PUBLIC IN AND FOR LIMA

AV. JAVIER PRADO ESTE 1838, PISO 2, SAN BORJA, LIMA 41

TELEPHONES: 475-7030, 476-4281, 476-2589

FAX: 476-1235

E-mail: notaria@toledo.com.pe

FIRST CERTIFIED COPY OF

THE NOTARIALLY RECORDED INSTRUMENT EVIDENCING

THE TRANSFER OPTION AGREEMENT

OF MINING CONCESSIONS

ENTERED INTO BY AND BETWEEN

SOCIEDAD MINERA CORONA S.A.

AND

MINERA PERU COPPER SYNDICATE

Lima, November 20, 2003

Kardex	:	3803	Preliminary Agreement	:	614
Page	:	5620	Notarially Recorded Instrument	:	725

In the City of Lima, on November 20, 2003, the following persons appeared before me, Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima:

J. David LOWELL, an American citizen, married, engineer, identified by Passport 152864350, duly authorized to sign agreements, issued by the Immigration and Naturalization Service of the Ministry of Internal Affairs, with usual residence at Av. Beatriz 789, Rio Rico, Arizona 85648, United States of America, in transit in Lima, acting on behalf, in the name and in stead of MINERA PERU COPPER SYNDICATE S.A., identified by Tax ID Number (RUC) 20506675457, authorized by power of attorney registered on Card 11532703, of the Registry of Companies in and for Lima, and on behalf, in the name and in stead of MINERA PERU COPPER SYNDICATE LTD., authorized by power of attorney registered on Card 11532465, of the Registry of Companies in and for Lima; and

Salvador GUBBINS GRANGER, a Peruvian citizen, married, mining businessman, identified by National Identity Card (DNI) 07278286, with evidence of having voted in the last election, both of them with usual residence at Avenida Pedro de Osma 450, Barranco, Lima, Peru, acting on behalf, in the name and in stead of SOCIEDAD MINERA CORONA S.A., identified by Tax ID Number (RUC) 20506675457, authorized as per the resolutions adopted in the Shareholders’ Meeting held on November 17, 2003, inserted hereinbelow and which forms an integral part of this instrument.

Pursuant to the provisions of Article 55 of the Notaries Law, I attest having identified the parties before me, and I hereby state that they are individuals who are able to exercise their rights and to enter into any type of agreements and contracts, and that they act by their own free will and deed, fully knowledgeable of the legal act they were performing.

They presented to me a preliminary agreement authorized by an attorney at law, to be converted into a notarially recorded instrument, which reads as follows:

PRELIMINARY AGREEMENT

You are hereby requested Mr. TOLEDO acting as Notary Public in and for Lima to enter in your Registry of Deeds, one evidencing a Transfer Option Agreement entered into by and between SOCIEDAD MINERA CORONA S.A., identified by Tax ID Number (RUC) 20217427593, with principal place of business at Avenida Pedro de Osma 450, Barranco, Lima, Peru, acting by and through Salvador GUBBINS GRANGER, identified by National Identity Card (DNI) 07278286, as per power of attorney granted in the Shareholders’ Meeting held on November 17, 2003 (hereinafter referred to as “CORONA”); and MINERA PERU COPPER SYNDICATE S.A., identified by Tax ID Number (RUC) 20506675457 and with principal place of business at Calle Morelli 109, Piso 5, San Borja, Lima, Peru, acting by and through James David LOWELL, identified by American Passport 152864350, duly authorized by power of attorney registered with Entry 1 on Card 11532703, of the Registry of Companies of the Public Records Office in and for Lima (hereinafter referred to as “PERU COPPER SYNDICATE”) under the following terms and conditions:

ONE:

CORONA is the holder of the following mining rights located in the District of Morococha, Province of Yauli, Department of Junin:

Mining Right	Card/ Register	Area of Title (Ha)	Registration Data	Location
Isabel S.R.	4233	1,34	Card 260415	Lima Registry of Mines
Polonia S.R.	4231	2,8224	Card 260407	Lima Registry of Mines
Viena S.R.	21976	1,5897	Card 260423	Lima Registry of Mines Huancayo
Danubio S.R.	21948	0,90	This mining claim is still undergoing title application procedures

TWO:

Under the scope prescribed in Article 165 of the Consolidated Text of the Mining Law, CORONA hereby unconditionally and irrevocably agrees to enter, in the future, into a final transfer agreement with PERU COPPER SYNDICATE, whereby CORONA will transfer to PERU COPPER SYNDICATE the ownership of the mining rights cited in the previous clause.

THREE:

The option right shall be exercised exclusively by PERU COPPER SYNDICATE. To exercise such option right, PERU COPPER SYNDICATE must forward a written notice to CORONA within the term of this Agreement, which is indicated in Clause Four below, enclosing with such written notice the document described in the same Clause Four below.

FOUR:

The term of this Option Agreement is five (5) years, as from the date of signing hereof.

At any time during the term of this Agreement, PERU COPPER SYNDICATE may exercise the option right, being sufficient for it to forward a written notice to CORONA declaring its decision to exercise the option right, mandatorily enclosing with such notice, a copy of the written notice sent to CENTROMIN PERU S.A., stating its decision to exercise the option right contained in the Transfer Option Agreement entered into with such mining company on June 11, 2003 as a result of having been awarded the International Public Bidding PRI-79-2003, Promotion of Private Investment in the Toromocho Project.

Moreover, at any time during the term of this Agreement, PERU COPPER SYNDICATE may terminate the Agreement, being sufficient to this effect, for CORONA to send a written notice stating its intention to terminate the Agreement. In this case, PERU COPPER SYNDICATE obliges, before CORONA, to sign the corresponding preliminary agreement and notarially recorded instruments evidencing the termination of the Transfer Option Agreement, with all administrative, notarial and filing fees to be borne by PERU COPPER SYNDICATE .

FIVE:

The terms and conditions of the future final Assignment Agreement are as follows:

5.1	The sale price of each of the mining rights is as follows:

Isabel S.R.	US$	250
Polonia S.R.	US$	250
Viena S.R.	US$	250
Danubio S.R.	US$	250

The aforesaid price will be paid by PERU COPPER SYNDICATE to CORONA by check, which CORONA hereby declares that it will represent full payment.

5.2	At the time of the transfer, the mining rights subject matter of this Agreement shall be absolutely free of mortgages or liens which may limit their transfer.

5.3	At the time of the transfer of the mining rights subject matter of this Agreement, CORONA shall deliver to PERU COPPER SYNDICATE receipts of payment for standing fees relating to the mining rights, as well as annual investment tax returns and consolidated annual returns filed with the Bureau of Mines with respect to such mining rights.

5.4	All notarial expenses as well as those related to the registration of the Agreement in the Public Records Office in and for Lima shall be in the account of PERU COPPER SYNDICATE, including a certified copy of a notarially recorded instrument of the Agreement, to be delivered by PERU COPPER SYNDICATE to CORONA.

SIX:

For all purposes related to the performance of this Agreement, the parties hereby submit themselves to the jurisdiction of the courts and judges of the City of Lima.

For the purposes stated above and for the notices to be sent to each other by the parties, the parties hereby indicate that their domiciles are those specified in the introductory part hereof. For any changes of domicile to have effect it must be notified in writing to the other party.

SEVEN:

All notarial expenses and all expenses related with the registration of this Agreement in the Public Records Office in and for Lima shall be in the account of PERU COPPER SYNDICATE, including a certified copy of the notarially recorded instrument relating to this Agreement, which is to be submitted by PERU COPPER SYNDICATE to CORONA.

Signed in two (2) counterparts in the City of Lima, on November 19, 2003.

(two illegible signatures)

This preliminary agreement is authorized by Milagros SILVA-SANTISTEBAN C., Attorney at Law, with Lima Bar Association Registration Number (CAL) 14951.

INSERT:

MINUTES OF THE SHAREHOLDERS’ MEETING OF

SOCIEDAD MINERA CORONA S.A., HELD ON NOVEMBER 17, 2003

I, Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima, DO HEREBY CERTIFY THAT:

The Minute Book of SOCIEDAD MINERA CORONA S.A kept according to the legal requirements and duly authenticated by Alfredo PAINO SCARPATI, Attorney at Law and Notary Public in and for Lima dated September 18, 2003, kept in his Sequential Record of Authentications in File 025698, has been produced before me, and I have verified that on Pages 44 to 48 of the said book, the Minutes of the Shareholders’ Meeting are kept, which literal contents I am being requested to transcribe and reads as follows:

SHAREHOLDERS’ MEETING

In Lima, on November 17, 2003, at 10 a.m., a meeting was held in the company’s offices located at Av. Pedro de Osma 450, Barranco, Lima, Peru, attended by the following shareholders:

1.	Sylvia GUBBINS GRANGER, with usual residence at Malecon Armendariz 175, Departamento 401, Miraflores, Lima, acting by and through Salvador GUBBINS GRANGER, as per power of attorney previously filed, holder of 7,687,501 shares.

2.	Patricia GUBBINS GRANGER, with usual residence at Malecon Armendariz 175, Departamento 401, Miraflores, Lima, holder of 7,687, 501 shares.

3.	Caroline GUBBINS DE PEREZ, with usual residence at Calle 9, 265, Urbanizacion Los Sauces, La Rinconada, La Molina, Lima, holder of 7,687,501 shares.

4.	Succession Reynaldo GUBBINS GRANGER, acting by and through Maria Luisa FLOREZ - ESTRADA GARLAND, as per powers of attorney kept in the company’s files, with 6,254,058 shares.

5.	Marian GUBBINS GRANGER, with usual residence at Victor Maurtua 276, Departamento 201, San Isidro, Lima, holder of 7,687,501 shares.

6.

Eduardo GUBBINS GRANGER, with usual residence at Jose Anchorena 125, San Isidro, Lima, holder of 15,375,001 shares, of which 7,687,500 shares are owned by his brother, Jaime GUBBINS GRANGER, on whose behalf he is acting as per power of attorney being granted through notarially recorded.

instrument kept in the company’s files, it being stated that he is the holder of the remaining 7,687,501 shares.

7.	Salvador GUBBINS GRANGER, with usual residence at Parque Meliton Porras 274, Miraflores, Lima, holder of 23,062,501 shares, of which 7,687,499 shares are owned by his sister, Lucila GUBBINS GRANGER and 7,687,501 shares are owned by his sister, Barbara GUBBINS GRANGER, it being stated that he is the holder of the remaining 7,687,501 shares being his own.

8.	Golden Sea Limited, with principal place of business being at Las Acacias 244, Miraflores, Lima, Peru, acting by and through Alberto GUBBINS VELARDE, as per power of attorney letter previously filed with the company, holder of 4,014,095 shares.

9.	Revocable Active Trust of Martha GUBBINS DE LONG, with usual residence at Av. Pedro de Osma 450, Barranco, Lima, Peru, acting by and through Salvador GUBBINS GRANGER, as per power of attorney letter previously filed with the company, with 3,843,751 shares.

10.	Revocable Active Trust of Alan V. LONG, with usual residence at Av. Pedro de Osma 450, Barranco, Lima, Peru, acting by and through Salvador GUBBINS GRANGER, as per power of attorney letter previously filed with the company, with 3,843,751 shares.

11.	Tenedora de Valores SAC, with principal place of business at Av. Dos de Mayo 420, Miraflores, Lima, Peru, acting by and through Maria Luisa FLOREZ - ESTRADA GARLAND, as per power of attorney letter previously filed with the company, with 1,433,445 shares.

According to the above list of shareholders, they represent 92.015% of the subscribed shares with voting rights.

Absent from the meeting were shareholders Alejandro GUBBINS GRANGER and Compania Minera Casapalca S.A., holders of 7,687,502 shares, equivalent to 7,985% of the subscribed shares with voting rights.

Salvador GUBBINS GRANGER acted as Chairman of the meeting. Marian GUBBINS GRANGER acted as Secretary, as she was especially designated to such post by the directors attending the meeting. As provided in Article 22 of the bylaws, in consideration to the fact that the meeting had been summoned in the Official Gazette “El Peruano” and in the “La Republica” newspaper, and that the attending shareholders represented 92.015% of the subscribed shares with voting rights, the Chairman stated that the provisions of Articles 16 and 20 of the bylaws had been complied with and, therefore, the meeting could be called to order and declared open, to deal with the sole item in the Order of the Day, as follows:

Future transfer of certain mining rights of the company, to MINERA PERU COPPER SYNDICATE S.A., through an Option Transfer Agreement.

Subsequently, the meeting started to deal with this sole item in the Order of the Day:

Future transfer of certain mining rights of the company to MlNERA PERU COPPER SYNDICATE S.A., through an Option Transfer Agreement

The Chairman recalled that the meeting had been summoned by the company’s Board of Directors, which on its meeting dated November 11, 2003 had approved, among other resolutions, for the company to enter into an Option Transfer Agreement with MINERA PERU COPPER SYNDICATE S.A., to transfer at a future date to the said mining company, the company’s mining rights, located in the District of Morococha, Province of Yauli, Department of Junin, as follows:

Isabel S.R., Polonia S.R., Viena S.R. and Danubio S.R.

The Chairman proceeded and stated that since the shareholders were fully aware of the resolutions approved by the company’s Board of Directors in its meeting of November 11, 2003, he was submitting the following proposals, which reads as follows:

1.	To approve the company signing an Option Transfer Agreement with MINERA PERU COPPER SYNDICATE S.A., whereby the company would transfer at a future date to the mining company, the company’s mining rights, located in the District of Morococha, Province of Yauli, Department of Junin, as follows:

Isabel S.R., Polonia S.R., Viena S.R. and Danubio S.R.

2.	To approve that it is an essential condition for the company that on the same date of the signing of an Option Transfer Agreement with MINERA PERU COPPER SYNDICATE S.A., an Option Assignment Agreement must be signed with the same mining company, concerning certain mining rights, which may in the future belong to MINERA PERU COPPER SYNDICATE S.A., if it does execute the option contained in the Option Transfer Agreement signed with CENTROMIN PERU S.A., on June 11, 2003, with the essential condition being met through an express statement made by the company and reflected in the Option Transfer Agreement in the sense that the company and MINERA PERU COPPER SYNDICATE S.A. have signed the Option Transfer Agreement.

3.	To approve the granting of a full and sufficient power of representation to Salvador GUBBINS G., identified by National Identity Card (DNI) 07278286, so that on behalf, in lieu and in stead of the company, he may negotiate the terms of the Option Transfer Agreement to be entered into by and between the company and MINERA PERU COPPER SYNDICATE S.A., including in such negotiation the essential condition prescribed in the previous proposal and to sign the preliminary agreement and the notarially recorded instrument corresponding to the said Agreement and/or any other public or private document required to such effect.

Having the above proposals been put for voting by the shareholders, the results thereof were as follows:

SHAREHOLDER	No. OF SHARES	VOTE

Sylvia GUBBINS GRANGER	7,687,501	in favor of the proposal

Patricia GUBBINS GRANGER	7,687,501	in favor of the proposal

Caroline GUBBINS DE PEREZ	7,687,501	in favor of the proposal

Succession Reynaldo GUBBINS GRANGER	6,254,058	in favor of the proposal

Marian GUBBINS GRANGER	7,687,501	in favor of the proposal

Eduardo GUBBINS GRANGER	7,687,501	in favor of the proposal

Salvador GUBBINS GRANGER	7,687,501	in favor of the proposal

Jaime GUBBINS GRANGER	7,687,500	in favor of the proposal

Lucila GUBBINS DE ESTERLEY	7,687,499	in favor of the proposal

Barbara GUBBINS GRANGER	7,687,501	in favor of the proposal

Golden Sea Limited	4,014,095	in favor of the proposal

Revocable Active Trust of Martha GUBBINS DE LONG	3,843,751	in favor of the proposal

Revocable Active Trust of Alan V. LONG	3,843,751	in favor of the proposal

Tenedora de Valores SAC	1,433,445	in favor of the proposal

The Chairman then stated that the proposals had been approved by shareholders representing 92.015% of the subscribed shares with voting rights.

There being no further business to transact, the meeting was suspended for a few minutes, at 12 noon, to prepare these minutes. Once the meeting reopened, the minutes were signed by all the attending shareholders, as a sign of consent.

(Seven signatures appear)

The foregoing is a true and exact copy of the text contained in the original minute book which has been produced before me, and this document purports to represent.

(signed) Rafael Toledo Segura

      Attorney at Law and Notary Public in and for Lima

INSERT:

NOTICE OF MEETING OF SOCIEDAD MINERA CORONA S.A., PUBLISHED IN THE OFFICIAL GAZETTE “EL PERUANO” ON NOVEMBER 13, 2003

I, Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima, DO HEREBY CERTIFY THAT: the issue of the Official Gazette “El Peruano” for November 13, 2003, has been produced before me and I hereby state that on Page 22, there is a Notice of a Meeting, which literal contents I am being asked to transcribe, read as follows:

NOTICE OF MEETING

SOCIEDAD MINERA CORONA S.A.

Pursuant to the provisions of Article 115, Item 7 and Article 374 of the Business Corporations Law, a Shareholders’ Meeting is being summoned for November 17, 2003, at 10 a.m., at the company’s domicile for tax purposes, located at Av. Pedro de Osma 450, Barranco, Lima, Peru, to deal with the following Order of the Day:

Future transfer of certain mining rights of the company, to MINERA PERU COPPER SYNDICATE S.A., through an Option Transfer Agreement

In the event the required quorum is not present, the shareholders are hereby advised that an adjourned meeting would be held on November 18, 2003 at the same time and in the same place summoned for the original meeting.

Lima, November 12, 2003

THE BOARD OF DIRECTORS

INSERT:

NOTICE OF MEETING OF SOCIEDAD MINERA CORONA S.A., PUBLISHED IN THE “LA REPÙBLICA” NEWSPAPER ON NOVEMBER 13, 2003

I, Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima, DO HEREBY CERTIFY THAT: the issue of the “LaRepùblica” for November 13, 2003 has been produced before me, and I hereby state that on Page 29, there is a Notice of a Meeting, which literal contents I am being asked to transcribe and read as follows:

NOTICE OF MEETING

SOCIEDAD MINERA CORONA S.A.

Pursuant to the provisions of Article 115, Item 7 and Article 374 of the Business Corporations Law, a Shareholders’ Meeting is being summoned for November 17, 2003, at 10 a.m, at the company’s premises, located at Av. Pedro de Osma 450, Barranco, Lima, Peru, to deal with the following Order of the Day:

Future transfer of certain mining rights of the company, to MINERA PERU COPPER SYNDICATE S.A., through an Option Transfer Agreement

In the event the required quorum is not present, the shareholders are hereby advised that an adjourned meeting would be held on November 18, 2003 at the same time and in the same place summoned for the original meeting.

Lima, November 12, 2003

THE BOARD OF DIRECTORS

CONCLUSION

In accordance with the provisions of Article 59 of the Notaries Law, the grantors read this instrument before me, learning of its entire contents.

I, the undersigned Attorney at Law and Notary Public, DO HEREBY STATE that this notarially recorded instrument starts on page with Serial Number 4200120, ending on Page with Serial Number 4200130.

The signing process performed before me was completed on November 25, 2003.

(signed)	J. David Lowell

(signed)	Salvador Gubbins Granger

(signed)	Rafael Toledo Segura
Attorney at Law and Notary Public in and for Lima

I, Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima, pursuant to the provisions of Article 83 of the Notaries Law, DO HEREBY ISSUE a First Certified Copy of this Notarially Recorded Instrument issued on November 20, 2003, on Pages 5620 et seq, of my Registry of Deeds for the 2003 – 2004 period, signed by the parties and authorized by me. I certify that this document is a true copy of its original; therefore, I sign and seal it, in the City of Lima, on March 15, 2004.

(signed)	Rafael Toledo Segura
Attorney at Law and Notary Public in and for Lima / Seal

JUNTA DE DECANOS DE LOS COLEGIOS DE NOTARIOS DEL PERÚ

(BOARD OF DEANS OF THE PERUVIAN ASSOCIATION OF NOTARIES)

Pursuant to the provisions of the Bylaws, Article 11 of the Board of Deans of the Peruvian Association of Notaries, in accordance with Supreme Decree 023-2002-JUS, Article 2, Francisco VILLAVICENCIO CÁRDENAS acts herein in the name, in lieu and in stead of the Chairman of the Board of Directors of the said entity to certify that the signature and seals affixed to the foregoing document are the true, proper and respective handwriting and seals of Rafael TOLEDO SEGURA, Attorney at Law and Notary Public in and for Lima, currently in office.

Receipt: 18186

Lima, March 17, 2004

(signed)	Francisco Villavicencio Cárdenas
Attorney at Law and Notary Public

Seal / Raised seal

REPÚBLICA DEL PERÚ (THE REPUBLIC OF PERU)

MINISTERIO DE RELACIONES EXTERIORES

(MINISTRY OF FOREIGN AFFAIRS)

DIRECCIÓN GENERAL DE ASUNTOS CONSULARES

(CONSULAR AFFAIRS BUREAU)

LEGALIZACIONES (AUTHENTICATION OFFICE)

#240686

The foregoing signature of Francisco VILLAVICENCIO C. IS HEREBY AUTHENTICATED.

For the contents of the attached document, this Bureau assumes no responsibility.

Lima, March 18, 2004

(signed)	Benjamin Victor Vial Carhuavilca
Consular Proceedings Department
Authentication Office / Seal / Raised Seal

I, THE UNDERSIGNED CERTIFIED PUBLIC TRANSLATOR DO HEREBY CERTIFY THAT THIS IS A TRUE AND CORRECT TRANSLATION OF THE ORIGINAL TEXT IN SPANISH ATTACHED HERETO. THIS TRANSLATION SHALL NOT BE CONSIDERED AS AN ACKNOWLEDGEMENT OF THE AUTHENTICITY OF THE ORIGINAL DOCUMENT.

IN WITNESS WHEREOF I HEREUNTO SET MY HAND AND AFFIX MY SEAL IN LIMA THIS 19TH DAY OF MARCH 2004.

/s/ Illegible
Maria del Carmen Pizzaro Sabogal
Certified Public Translator